UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 11,2004

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

            0-20852                                   16-1387013
            -------                                   ----------
   (Commission File Number)              (I.R.S. Employer Identification No.)
   ------------------------              ------------------------------------

                 2000 Technology Parkway, Newark, New York 14513
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
                                 --------------
              (Registrant's telephone number, including area code)




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Item 7. Financial Statements, Pro Forma Financials and Exhibits.

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b) Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

                  99.1     Press Release dated  February 11,2004



Item 9. Regulation FD Disclosure.

The Company announced that it will be presenting on February 18, 2004 at The Roth Capital Partners 16th Annual Growth Stock Conference taking place at the St. Regis Monarch Beach Resort and Spa in Dana Point, CA. Refer to the attached
Exhibit 99.1 for the entire text of the release, which Exhibit is being furnished but not filed in accordance with Regulation FD.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ULTRALIFE BATTERIES, INC.

Dated:  February 11,2004              By:   /s/Peter F. Comerford
                                            ---------------------
                                            Peter F. Comerford
                                            Vice President - Administration &
                                            General Counsel






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                                INDEX TO EXHIBITS

(99)     Additional Exhibits

99.1     Press Release dated February 11,2004





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